Exhibit 10.1

Semiannual Servicer’s Certificate
CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC)
$748,897,000 Transition Bonds, Series 2001-1

Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the "Agreement"), dated as of October 24, 2001, between
CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond
Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in this Semiannual Servicer’s Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

Collection Periods: March 14, 2012 through September 13, 2012
Payment Date: September 17, 2012
Today's Date: September 13, 2012

1. Collections Allocable and Aggregate Amounts Available for Current Payment Date:
i.	Remittances for the March 14 through 31, 2012 Collection Period	4,847,994.87
ii.	Remittances for the April 1 through 30, 2012 Collection Period	6,926,321.56
iii.	Remittances for the May 1 through 31, 2012 Collection Period	9,099,590.23
iv.	Remittances for the June 1 through 30, 2012 Collection Period	9,022,714.81
v.	Remittances for the July 1 through 31, 2012 Collection Period	10,495,647.72
vi.	Remittances for the August 1 through 31, 2012 Collection Period	11,455,947.41
vii.	Remittances for the September 1 through 13, 2012 Collection Period	5,576,154.81
viii.	Net Earnings on Collection Account		[through 8/31/12]
	General Subaccount	16,813.65
	Overcollateralization Subaccount	2,118.05
	Capital Subaccount	2,429.05
	Reserve Subaccount	12,856.93
ix.	General Subaccount Balance (sum of i through viii above)	57,458,589.09
x.	Reserve Subaccount Balance as of Prior Payment Date	20,822,113.94
xi.	Overcollateralization Subaccount Balance as of Prior Payment Date	3,276,424.38
xii.	Capital Subaccount Balance as of Prior Payment Date	3,744,485.00
xiii.	Collection Account Balance (sum of ix through xii above)	85,301,612.41

2. Outstanding Amounts as of Prior Payment Date:
i.	Class A-1 Principal Balance	0.00
ii.	Class A-2 Principal Balance	0.00
iii.	Class A-3 Principal Balance	0.00
iv.	Class A-4 Principal Balance	174,081,107.00
v.	Aggregate Principal Balance of all Series 2001-1 Transition Bonds	174,081,107.00

3. Required Funding/Payments as of Current Payment Date:
		Projected Principal	Semiannual
	Series 2001-1 Principal	Balance	Principal Due
i.	Class A-1	0.00	0.00
ii.	Class A-2	0.00	0.00
iii.	Class A-3	0.00	0.00
iv.	Class A-4	108,590,064.00	65,491,043.00
v.	For all Series 2001-1 Transition Bonds	108,590,064.00	65,491,043.00

		Transition Bond	Days in Interest
		Interest Rate	Period (1)	Interest Due
vi.	Required Class A-1 Interest	3.840%	180	0.00
vii.	Required Class A-2 Interest	4.760%	180	0.00
viii.	Required Class A-3 Interest	5.160%	180	0.00
ix.	Required Class A-4 Interest	5.630%	180	4,900,383.16
	(1) On 30/360 Day basis.

		Required Level	Funding Required
x.	Overcollateralization Subaccount	3,432,444.58	156,020.20
xi.	Capital Subaccount	3,744,485.00	0.00

4. Allocation of Remittances as of Current Payment Date Pursuant to Section 8.02(d) of Indenture:
i.	Trustee Fees and Expenses	0.00
ii.	Servicing Fee	187,224.25	(1)
iii.	Administration Fee and Independent Managers Fee	50,000.00	(2)
iv.	Operating Expenses	76,748.67	(3)
v.	Semiannual Interest (including any past-due Semiannual Interest for prior periods)
			Per 1,000
			of Original
	Series 2001-1	Aggregate	Principal Amount
	1. Class A-1 Interest Payment	0.00	0.00
	2. Class A-2 Interest Payment	0.00	0.00
	3. Class A-3 Interest Payment	0.00	0.00
	4. Class A-4 Interest Payment	4,900,383.16	12.70

vi.	Principal Due and Payable as a result of Event of Default or on Final Maturity Date
			Per 1,000
			of Original
	Series 2001-1	Aggregate	Principal Amount
	1. Class A-1 Principal Payment	0.00	0.00
	2. Class A-2 Principal Payment	0.00	0.00
	3. Class A-3 Principal Payment	0.00	0.00
	4. Class A-4 Principal Payment	0.00	0.00

vii.	Semiannual Principal
			Per 1,000
			of Original
	Series 2001-1	Aggregate	Principal Amount
	1. Class A-1 Principal Payment	0.00	0.00
	2. Class A-2 Principal Payment	0.00	0.00
	3. Class A-3 Principal Payment	0.00	0.00
	4. Class A-4 Principal Payment	65,491,043.00	169.71

viii.	Amounts Payable to Credit Enhancement Providers (if applicable)	N/A
ix.	Operating Expenses not Paid under Clause (iv) above	0.00
x.	Funding of Capital Subaccount	0.00
xi.	Funding of Overcollateralization Subaccount	156,020.20
xii.	Net Earnings in Capital Subaccount Released to Issuer	2,429.05
xiii.	Deposit to Reserve Subaccount	0.00
xiv.	Released to Issuer upon Series Retirement: Collection Account	0.00
xv.	Aggregate Remittances as of Current Payment Date	70,863,848.33

	(1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
	(2) Administration fee: $50,000 x 180/180 = $50,000.00; Independent Managers fee: $0
	(3) Reimbursement to Administrator for fees/expenses paid to rating agencies ($10,000.00),
	outside legal counsel ($4,060.00) and independent accountants ($62,688.67).

5. Subaccount Withdrawals as of Current Payment Date
(if applicable, pursuant to Section 8.02(d) of Indenture):
i.	Reserve Subaccount (available for 4.i. through 4.xii.)	13,405,259.24
ii.	Overcollateralization Subaccount (available for 4.i. through 4.ix.)	0.00
iii.	Capital Subaccount (available for 4.i. through 4.ix.)	0.00
iv.	Total Withdrawals	13,405,259.24

6. Outstanding Amounts and Collection Account Balance as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

	Series 2001-1
i.	Class A-1 Principal Balance	0.00
ii.	Class A-2 Principal Balance	0.00
iii.	Class A-3 Principal Balance	0.00
iv.	Class A-4 Principal Balance	108,590,064.00
v.	Aggregate Principal Balance for all Series 2001-1 Transition Bonds	108,590,064.00

vi.	Reserve Subaccount Balance	7,416,854.70
vii.	Overcollateralization Subaccount Balance	3,432,444.58
viii.	Capital Subaccount Balance	3,744,485.00
ix.	Aggregate Collection Account Balance	14,593,784.28

7. Shortfalls In Interest and Principal Payments as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):
i.	Semiannual Interest
	Series 2001-1
	1. Class A-1 Bond Interest Payment	0.00
	2. Class A-2 Bond Interest Payment	0.00
	3. Class A-3 Bond Interest Payment	0.00
	4. Class A-4 Bond Interest Payment	0.00

ii.	Semiannual Principal
	Series 2001-1
	1. Class A-1 Principal Payment	0.00
	2. Class A-2 Principal Payment	0.00
	3. Class A-3 Principal Payment	0.00
	4. Class A-4 Principal Payment	0.00

8. Shortfalls in Required Subaccount Levels as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):
i.	Overcollateralization Subaccount	0.00
ii.	Capital Subaccount	0.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this
Semiannual Servicer's Certificate this 13th day of September, 2012.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(formerly RELIANT ENERGY, INCORPORATED), as Servicer

by:	/s/ Linda Geiger
Linda Geiger
Assistant Treasurer